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                                                                  EXHIBIT 23.1



                        CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 21, 2000, relating to the financial statements which appears in Integrated Telecom Express, Inc.'s Prospectus constituting part of the Registration Statement on Form S-1 (No. 333-39128), dated August 17, 2000.

/s/  PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP

San Jose, CA
February 12, 2001